Exhibit 99.906

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act


I, William S. Berno, Principal Executive Officer of the Aegis High Yield Fund, (the Registrant), certify that:

1. The Form N-CSR of the Registrant (the Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities
Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  March 6, 2008

/s/ William S. Berno
William S. Berno, Principal Executive Officer

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act


I, Scott L. Barbee, Principal Financial Officer of the Aegis High
Yield Fund, (the Registrant), certify that:

1. The Form N-CSR of the Registrant (the Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities
Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  March 6, 2008

/s/ Scott L. Barbee
Scott L. Barbee, Principal Financial Officer